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                                                       EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement
No. 333-9963 of Pierce Leahy Corp. on Form S-4 of our report dated August 14, 1995 on the financial statements of Securities Archives, Inc. appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Dallas, Texas

October 22, 1996